UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 14, 2025

Fold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11201 North Tatum Blvd., Suite 300, Unit 42035 Phoenix, Arizona	85028
(Address of principal executive offices)	(Zip Code)

(866) 365-3277

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FLD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FLDDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 2 to the Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission to amend the Current Report filed by Fold Holdings, Inc. (the “Company”) on February 14, 2025 (the “Existing 8-K”), as amended on March 28, 2025 (“Amendment No. 1”), to correct a clerical error in Exhibit 99.1 furnished with Amendment No. 1. This Amendment No. 2 is intended to replace Amendment No. 1 in its entirety.

The Company is filing this Amendment No. 2 to the Existing 8-K to include:

(a)	the audited financial statements of Fold, Inc. (“Legacy Fold”), as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.1; and

(b)	the Management’s Discussion and Analysis of Financial Conditions and Results of Operations of Legacy Fold as of and for the years ended December 31, 2024 and 2023 as Exhibit 99.2.

This Amendment No. 2 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. The Existing 8-K remains unchanged.

Item 9.01. Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Legacy Fold as of and for the years ended December 31, 2024 and 2023 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Audited financial statements of Legacy Fold as of and for the years ended December 31, 2024 and 2023.

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Fold as of and for the years ended December 31, 2024 and 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Fold Holdings, Inc.

Date: March 28, 2025	By:	/s/ Will Reeves
	Name:	Will Reeves
	Title:	Chief Executive Officer

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